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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 1998


                     UNITED COMPANIES FINANCIAL CORPORATION
                    (Exact name as specified in its charter)

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
         Louisiana                              1-7067                         71-0430414
(State or other jurisdiction of         (Commission File Number)             (IRS Employer
       incorporation)                                                      Identification No.)
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 4041 Essen Lane, Baton Rouge Louisiana                               70809
(Address of principal executive offices)                             ZipCode

Registrant's telephone number, including area code                (504) 987-0000


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.

         The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).        Exhibits.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                  99     Press Release dated July 21, 1998



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED COMPANIES FINANCIAL CORPORATION
                                          (Registrant)


Date:     July 22, 1998                   By:     /s/  SHERRY E. ANDERSON
                                               ---------------------------------
                                          Sherry E. Anderson, Senior Vice
                                          President and Secretary



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                                INDEX TO EXHIBITS

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
EXHIBIT                                                            SEQUENTIALLY
NO.               EXHIBIT                                          NUMBERED PAGE
-------           -------                                          -------------
99                Press Release dated July 21, 1998
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